INFOCROSSING, INC. [LOGO]

FOR RELEASE AT 4:05 PM EDT

CONTACTS:

Chairman and Chief Executive Officer            Chief Financial Officer
Zach Lonstein                                   William McHale
Infocrossing, Inc.                              Infocrossing, Inc.
(201) 840-4726                                  (201) 840-4732
zach.lonstein@infocrossing.com                  william.mchale@infocrossing.com

Investor Relations                              Media Relations
Michael Wilczak                                 Polly Wade
Infocrossing, Inc.                              Infocrossing, Inc.
(201) 840-4941                                  (678) 728-1654
michael.wilczak@infocrossing.com                polly.wade@infocrossing.com


                   INFOCROSSING REPORTS FINANCIAL RESULTS FOR
                     THE SECOND QUARTER ENDED JUNE 30, 2007

           COMPANY REPORTS REVENUES OF $62.0 MILLION AND EPS OF $0.10

LEONIA, NJ, AUGUST 9, 2007 -- INFOCROSSING, INC. (NASDAQ: IFOX), a provider of selective IT infrastructure, enterprise application and business process outsourcing services, announced today its financial results for the second quarter and six months ended June 30, 2007. (Amounts other than EPS are in thousands.)

                                                     THREE MONTHS ENDED JUNE 30,                   SIX MONTHS ENDED JUNE 30,
                                              --------------------------------------        --------------------------------------
                                                     2007                  2006                     2007                   2006
                                              ----------------      ----------------        ----------------      ----------------
                                                            (UNAUDITED)                                  (UNAUDITED)
REVENUES                                     $         61,980      $         56,836        $        121,138      $        112,757
                                              ----------------      ----------------        ----------------      ----------------

EBITDA (A)                                             11,313                 9,900                  21,489                 18,365

Depreciation and amortization                           4,645                 4,129                   9,181                 8,260
Interest expense (net)                                  2,417                 2,455                   4,781                 4,872
                                              ----------------      ----------------        ----------------      ----------------

 INCOME BEFORE
     INCOME TAXES                                       4,251                 3,316                   7,527                 5,233

Income tax expense                                      1,828                 1,366                   3,311                 2,272
                                              ----------------      ----------------        ----------------      ----------------

NET INCOME                                   $          2,423      $          1,950        $          4,216      $          2,961
                                              ================      ================        ================      ================

BASIC EARNINGS PER SHARE:
   Net income                                $           0.11      $           0.09        $           0.19      $           0.14
                                              ================      ================        ================      ================
   Weighted average number of
      Common shares outstanding                        22,123                21,266                  22,066                21,012
                                              ================      ================        ================      ================

DILUTED EARNINGS PER SHARE:
   Net income                                $           0.10      $           0.09        $           0.18      $           0.14
                                              ================      ================        ================      ================
   Weighted average number of
       common shares and share equivalents
       outstanding                                     23,598                22,214                  23,503                21,858
                                              ================      ================        ================      ================
     (A) A reconciliation of EBITDA to net income follows in Appendix A, and descriptions of this measure and the reasons for presenting it, as well as its limitations, are explained below.

On August 6, 2007, the Company announced that it had signed a definitive agreement to be acquired by Wipro Technologies, the global IT services business of Wipro Limited (NYSE:WIT), for $18.70 per share in cash. The acquisition will be conducted by means of a tender offer for all of the outstanding shares of Infocrossing, followed by a merger of Infocrossing with a Wipro subsidiary. The tender offer is subject to a number of customary closing conditions, including regulatory approvals.

The Company met its previously announced guidance for the second quarter with respect to EBITDA, net income, and earnings per share, and exceeded guidance with respect to revenue. Due to the announcement of the acquisition and the uncertainty of the actual closing date of the acquisition, the Company believes it is no longer appropriate to continue to issue guidance.

EBITDA represents net income before interest, taxes, depreciation and amortization. The Company presents EBITDA because it considers such information an important supplemental measure of its performance and believes it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies with comparable market capitalization, many of which present EBITDA when reporting their results. The Company also uses EBITDA for the following purposes: (1) EBITDA is one of the factors used to determine the total amount of bonuses available to be awarded to executive officers and other employees; (2) the Company's credit agreement uses EBITDA (with additional adjustments) to measure compliance with covenants such as interest coverage and debt incurrence; (3) EBITDA is also used by prospective and current lessors as well as potential lenders to evaluate potential transactions with the Company; and (4) EBITDA is also used by us to evaluate and price potential acquisition candidates.


EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of the Company's results as reported under GAAP. Some of these limitations are: (a) EBITDA does not reflect changes in, or cash requirements for, the Company's working capital needs; (b) EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on the Company's debts; and
(c) although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and EBITDA does not reflect any cash requirements for such capital expenditures. Because of these limitations, EBITDA should not be considered as a principal indicator of the Company's performance. The Company compensates for these limitations by relying primarily on the Company's GAAP results and using EBITDA only on a supplemental basis.

ABOUT INFOCROSSING (WWW.INFOCROSSING.COM)
Infocrossing, Inc. (NASDAQ:IFOX) is a provider of selective IT infrastructure, enterprise application and business process outsourcing services delivering the computing platforms and proprietary systems that enable companies, regardless of industry, to process data and share information within their business, and between their customers, suppliers and distribution channels. Leading companies leverage Infocrossing's robust computing infrastructure, skilled technical team, and process-driven operations to reduce costs and improve service delivery by outsourcing the operation of mainframes, mid-range, open system servers, networks and business processes to Infocrossing.

SAFE HARBOR STATEMENT
This release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. As such, final results could differ from estimates or expectations due to risks and uncertainties, including, but not limited to: successful completion of the tender offer for all of the Company's shares followed by the merger with a subsidiary of Wipro Technologies; incomplete or preliminary information; changes in government regulations and policies; continued acceptance of the Company's products and services in the marketplace; competitive factors; closing contracts with new customers and renewing contracts with existing customers on favorable terms; expanding services to existing customers; new products; technological changes; the Company's dependence upon third-party suppliers; intellectual property rights; difficulties with the identification, completion, and integration of acquisitions; and other risks. For any of these factors, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended.

ADDITIONAL INFORMATION
The tender offer described in this press release has not yet commenced, and this press release is neither an offer to purchase nor a solicitation of an offer to sell Infocrossing, Inc.'s ("Infocrossing") common stock. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ BOTH THE TENDER OFFER STATEMENT AND THE SOLICITATION/RECOMMENDATION STATEMENT REGARDING THE TENDER OFFER DESCRIBED IN THIS PRESS RELEASE WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The tender offer statement will be filed by Wipro Limited ("Wipro") with the Securities and Exchange Commission ("SEC"), and the solicitation/recommendation statement will be filed by Infocrossing with the SEC. Investors and security holders may obtain a free copy of these statements (when available) and other documents filed by Infocrossing or Wipro with the SEC at the website maintained by the SEC at www.sec.gov. The tender offer statement and related materials, solicitation/recommendation statement, and such other documents may be obtained for free by directing such requests to Infocrossing, Inc., Investor Relations, 2 Christie Heights Street, Leonia, New Jersey 07605,
(201) 840-4700.


(financial tables follow)

                                              INFOCROSSING, INC. AND SUBSIDIARIES
                                             CONSOLIDATED STATEMENTS OF OPERATIONS
                                                 (UNAUDITED, IN THOUSANDS EXCEPT
                                            NUMBERS OF SHARES AND PER SHARE AMOUNTS)

                                                        THREE MONTHS ENDED JUNE 30,                  SIX MONTHS ENDED JUNE 30,
                                              ------------------------------------------   -----------------------------------------
                                                        2007                   2006                  2007                  2006
                                              --------------------   -------------------   -------------------   -------------------
                                                     (UNAUDITED)                                 (UNAUDITED)
REVENUES                                       $          61,980     $          56,836     $         121,138     $         112,757
                                                  ----------------      ----------------      ----------------      ----------------
COSTS and EXPENSES:
   Costs of revenues, excluding depreciation
         and amortization shown below                     42,442                39,829                83,424                79,705
   Selling and promotion costs                             3,066                 2,446                 6,110                 4,738
   General and administrative expenses                     5,159                 4,661                10,115                 9,949
   Depreciation and amortization                           4,645                 4,129                 9,181                 8,260
                                                  ----------------      ----------------      ----------------      ----------------
                                                          55,312                51,065               108,830               102,652
                                                  ----------------      ----------------      ----------------      ----------------
INCOME FROM OPERATIONS                                     6,668                 5,771                12,308                10,105
                                                  ----------------      ----------------      ----------------      ----------------

Interest income                                             (177)                 (142)                 (288)                 (247)
Interest expense                                           2,594                 2,597                 5,069                 5,119
                                                  ----------------      ----------------      ----------------      ----------------
                                                           2,417                 2,455                 4,781                 4,872
                                                  ----------------      ----------------      ----------------      ----------------
 INCOME BEFORE
     INCOME TAXES                                          4,251                 3,316                 7,527                 5,233

Income tax expense                                         1,828                 1,366                 3,311                 2,272
                                                  ----------------      ----------------      ----------------      ----------------

NET INCOME                                     $           2,423     $           1,950     $           4,216     $           2,961
                                                  ================      ================      ================      ================

BASIC EARNINGS PER SHARE:
   Net income                                  $            0.11     $            0.09     $            0.19     $            0.14
                                                  ================      ================      ================      ================
   Weighted average number of
      common shares outstanding                       22,123,392            21,266,019            22,066,034            21,011,521
                                                  ================      ================      ================      ================
DILUTED EARNINGS PER SHARE:
   Net income                                  $            0.10     $            0.09     $            0.18     $            0.14
                                                  ================      ================      ================      ================
   Weighted average number of
       common shares and share
       equivalents outstanding                        23,598,479            22,213,539            23,502,616            21,857,723
                                                  ================      ================      ================      ================

                                         See Notes to Consolidated Financial Statements.

                                       INFOCROSSING, INC. AND SUBSIDIARIES
                                           CONSOLIDATED BALANCE SHEETS
                                       (IN THOUSANDS EXCEPT SHARE AMOUNTS)


                                                                                          JUNE 30, 2007          DECEMBER 31, 2006
                                                                                      --------------------     --------------------
                                                                                           (UNAUDITED)
CURRENT ASSETS:
  Cash and equivalents                                                                 $           15,051       $           22,324
  Trade accounts receivable, net of allowances for doubtful accounts of
       $226 at June 30, 2007 and $380 at December 31, 2006                                         25,456                   23,000
  Due from related parties                                                                            127                      167
  Prepaid software costs                                                                           10,005                    8,399
  Deferred income taxes                                                                             2,447                    2,447
  Current deferred customer acquisition costs                                                       1,174                    1,039
  Other current assets                                                                              8,812                    7,584
                                                                                          ----------------         ----------------
    Total current assets                                                                           63,072                   64,960

  Property, equipment and purchased software, net                                                  52,850                   45,049
  Deferred software, net                                                                            3,035                    2,826
  Goodwill                                                                                        157,454                  157,454
  Other intangible assets, net                                                                     15,194                   16,819
  Deferred income taxes                                                                             1,766                    4,184
  Deferred customer acquisition costs                                                               2,604                    2,658
  Deferred financing costs                                                                          2,313                    2,836
  Other non-current assets                                                                          1,328                    1,339
                                                                                          ----------------         ----------------
TOTAL ASSETS                                                                           $          299,616       $          298,125
                                                                                          ================         ================

                                    LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable                                                                       $           10,969       $           11,065
Current portion of long-term debt and capitalized lease obligations                                22,441                   18,749
Accrued expenses                                                                                   11,591                   13,596
Income taxes payable                                                                                2,023                    1,544
Current deferred revenue                                                                            3,616                    4,334
                                                                                          ----------------         ----------------
    Total current liabilities                                                                      50,640                   49,288

Notes payable, long-term debt and capitalized lease obligations,
     net of current portion                                                                       106,526                  113,202
Deferred revenue, net of current portion                                                            5,486                    6,067
Other long-term liabilities                                                                         4,705                    4,326
                                                                                          ----------------         ----------------
  TOTAL LIABILITIES                                                                               167,357                  172,883
                                                                                          ----------------         ----------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
Preferred stock; $0.01 par value; 3,000,000 shares authorized; none issued                          -                        -
Common stock; $0.01 par value; 50,000,000 shares authorized; shares issued of
     22,919,616 and 22,675,811 at June 30, 2007 and December 31, 2006,
     respectively                                                                                     229                      227
Additional paid-in capital                                                                        176,483                  173,684
Accumulated deficit                                                                               (40,832)                 (45,048)
                                                                                          ----------------         ----------------
                                                                                                  135,880                  128,863
Less 668,969 shares at June 30, 2007 and December 31, 2006,
     of common stock held in treasury, at cost                                                     (3,621)                  (3,621)
                                                                                          ----------------         ----------------
TOTAL STOCKHOLDERS' EQUITY                                                                        132,259                  125,242
                                                                                          ----------------         ----------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                             $          299,616       $          298,125
                                                                                          ================         ================

                             See Notes to Consolidated Financial Statements.

SUPPLEMENTARY INFORMATION

APPENDIX A - RECONCILIATIONS OF HISTORICAL INFORMATION

EBITDA RECONCILIATION
The reconciliation of EBITDA with net income for the quarters ended June 30, 2007 and 2006, respectively, is as follows (in thousands):

                                              RECONCILIATION - IN THOUSANDS
---------------------------------------------------------------------------------------------------------------------------
                                                                                 QUARTER ENDED JUNE 30,
                                                               ------------------------------------------------------------
                                                                          2007                            2006
                                                               ---------------------------     ----------------------------
NET INCOME                                                       $                 2,423         $                  1,950
  Add back:
    Tax expense                                                                    1,828                            1,366
    Interest expense                                                               2,417                            2,455
    Depreciation and amortization                                                  4,645                            4,129

                                                                    ----------------------          -----------------------
EBITDA                                                           $                11,313         $                  9,900
                                                                    ======================          =======================

The reconciliation of EBITDA with net income for the six months ended June 30, 2007 and 2006, respectively, is as follows (in thousands):

                                              RECONCILIATION - IN THOUSANDS
---------------------------------------------------------------------------------------------------------------------------
                                                                                SIX MONTHS ENDED JUNE 30,
                                                               ------------------------------------------------------------
                                                                          2007                            2006
                                                               ---------------------------     ----------------------------
NET INCOME                                                       $                 4,216         $                  2,961
  Add back:
    Tax expense                                                                    3,311                            2,272
    Interest expense                                                               4,781                            4,872
    Depreciation and amortization                                                  9,181                            8,260

                                                                    ----------------------          -----------------------
EBITDA                                                           $                21,489         $                 18,365
                                                                    ======================          =======================

EBITDA is a measure of our performance that is not required by, or presented in accordance with, GAAP. EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, income from operating activities or any other performance measures derived in accordance with GAAP.




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